Exhibit 10.2

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”), dated as of October 23, 2014, is entered into by and among BORGWARNER INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions from time to time parties thereto (the “Lenders”), and BANK OF AMERICA, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and as Swingline Lender and as an Issuing Bank.
RECITALS
WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement, dated as of June 30, 2014 (as amended hereby and as further amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have extended certain revolving credit facilities to the Borrower;
WHEREAS, the Borrower has requested that the Credit Agreement be amended as provided herein, and the Administrative Agent and each of the undersigned Lenders have agreed so to amend the Credit Agreement, subject to the terms and conditions of this Amendment.
NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to such terms in the Credit Agreement, as amended by this Amendment.
2.    Amendments to Credit Agreement. Subject to the terms and conditions hereof and with effect from and after the Amendment Effective Date (defined below), the Credit Agreement is hereby amended by deleting the definition of “Receivables Corporation” in Section 1.01 thereof in its entirety and replacing it with the following in lieu thereof:
“ ‘Receivables Corporation’ means any special purpose vehicle the sole purpose and operations of which at such time of determination is to be the transferee of accounts receivable in connection with, and the borrower under, a Receivables Facility described and permitted in the definition of “Receivables Facility” herein; provided, that all obligations of Receivables Corporations shall be non-recourse to the Borrower and any Subsidiary that is not a Receivables Corporation (other than customary obligations of transferors to repurchase certain transferred receivables and related transferred assets under usual and customary conditions for receivables financing facilities).”
3.    Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:
(a)    the execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate and, if required, stockholder action, and (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (ii) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or any of its Subsidiaries or any order of any Governmental Authority, (iii) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Subsidiaries, and (iv) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries;
(b)    this Amendment has been duly executed and delivered by the Borrower; and

Exhibit 10.2

(c)    this amendment constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
4.    Effective Date. This Amendment will become effective on the date on which each of the following conditions has been satisfied (the “Amendment Effective Date”):
(a)    the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower and the Required Lenders and acknowledged by the Administrative Agent; and
(b)    unless waived by the Administrative Agent, the Borrower shall have paid all out-of-pocket expenses of the Administrative Agent required to be paid on the Amendment Effective Date pursuant to the Credit Agreement, including the fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent).
5.    Miscellaneous.
(a)    From and after the Amendment Effective Date, the Credit Agreement is amended as set forth herein, and except as expressly amended pursuant hereto, the Credit Agreement and each other Loan Document shall remain unchanged and in full force and effect and each is hereby ratified and confirmed in all respects.
(b)    This Amendment shall constitute a “Loan Document” under and as defined in the Credit Agreement, and all references in any Loan Document to the “Credit Agreement” shall henceforth refer to the Credit Agreement as amended by this Amendment
(c)    This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns.
(d)    THIS AMENDMENT IS SUBJECT TO THE PROVISIONS OF SECTIONS 9.9 AND 9.10 OF THE CREDIT AGREEMENT RELATING TO GOVERNING LAW, VENUE AND WAIVER OF RIGHT TO TRIAL BY JURY, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE INCORPORATED HEREIN IN FULL.
(e)    This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4, this Amendment shall become effective when it shall have been acknowledged by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties required to be a party hereto. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment may not be amended except in accordance with the provisions of Section 9.2 of the Credit Agreement.
(f)    If any provision of this Amendment or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or

Exhibit 10.2

unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
(g)    The Borrower agrees to pay in accordance with Section 9.3 of the Credit Agreement all reasonable out of pocket expenses incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable and documented fees, charges and disbursements of counsel to the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder.
[Signature Pages Follow.]

Exhibit 10.2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORGWARNER INC., as Borrower

By:

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BANK OF AMERICA, N.A., as a Lender, Issuing Bank and Swingline Lender

By:
Name:
Title:

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DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:
Name:
Title:

By:
Name:
Title:

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CITIBANK, N.A., as a Lender and Issuing Bank

By:
Name:
Title:

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HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender and Issuing Bank

By:
Name:
Title:

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PNC BANK, NATIONAL ASSOCIATION, as a Lender and Issuing Bank

By:
Name:
Title:

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and Issuing Bank

By:
Name:
Title:

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KEYBANK NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

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BANK OF CHINA, as a Lender

By:
Name:
Title:

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LLOYDS BANK PLC, as a Lender

By:
Name:
Title:

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U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

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MORGAN STANLEY BANK, N.A., as a Lender

By:
Name:
Title:

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THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:
Name:
Title:

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COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as a Lender

By:
Name:
Title:
By:
Name:
Title:

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SANTANDER BANK, N.A., as a Lender

By:
Name:
Title:

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SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:
Name:
Title:

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THE NORTHERN TRUST COMPANY, as a Lender

By:
Name:
Title:

Exhibit 10.2

Acknowledged by:

BANK OF AMERICA, N.A., as
Administrative Agent

By:
Name:
Title:

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